UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date Of Earliest Event Reported): October 26, 2006
NANOPHASE TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 0-22333

Delaware	36-3687863
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
1319 Marquette Drive, Romeoville, Illinois 60446
(Address of Principal Executive Offices, Including Zip Code)
(630) 771-6700
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signature(s)
Press Release

Items to be Included in this Report
Item 2.02. Results of Operations and Financial Condition
      On October 26, 2006, the Company issued a press release announcing financial results for the quarterly fiscal period ended September 30, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits

Exhibit 99.1	Press Release dated October 26, 2006
Signature(s)
      Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanophase Technologies Corporation

Date: October 26, 2006	By:	/s/ JESS JANKOWSKI

JESS JANKOWSKI
Chief Financial Officer